Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elite Pharmaceuticals, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2026 filed with the Securities and Exchange Commission (the “Report”), I, Carter Ward, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 13, 2026	By:	/s/ Carter Ward
Carter Ward
Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Elite Pharmaceuticals, Inc. and will be retained by Elite Pharmaceuticals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.